Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income
Net realized gains (losses) on redemptions and sales of platinum and palladium bullion	$ 11,252	$ 5,417
Change in unrealized gains (losses) on platinum and palladium bullion bullion	13,595	33,933
Total income	24,847	39,350
Expenses
Management fees (note 8)	562	520
Bullion storage fees	487	585
Listing and regulatory filing fees	87	92
Unitholder reporting costs	60	84
Sales tax	64	46
Legal fees	71	82
Custodial fees	2	11
Administrative fees	38	76
Audit fees	69	69
Trustee fees	4	4
Independent Review Committee fees		11
Net foreign exchange gains (losses)	(1)
Total expenses	1,443	1,580
Net income (loss) and comprehensive income (loss)	$ 23,404	$ 37,770
Weighted average number of Units	6,976,031	8,605,467
Increase (decrease) in total equity from operations per Unit	$ 3.35	$ 4.39